Investor Presentation

Second Quarter 2005 Conference Call





VENDINGDATA™ CORPORATION

VendingData™ Corporation (VNX) develops consistently reliable, cost-effective products and services for the gaming industry that increase the security, productivity and profitability of casino operations



Forward Looking Statements

Safe Harbor Statement

Statements in this presentation are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations that could be affected by risks and uncertainties, which include, but are not limited to, the risks described from time to time in VendingData Corporation reports to the Securities and Exchange Commission, which include VendingData™ Corporation's Forms 10-KSB, 10QSB and 8K.

Q2 2005 Financial Review

Founded:	1995, as Casinovations Incorporated
Corporate Office:	*Las Vegas, NV*
Service Center:	*Seattle, WA*
Assembly and Asian Operations:	*China Guangdong Province*
Employees:	43 U.S., 62 China

	Q2 2005	Q1 2005	Q2 2004
Gross Revenues:	$1.08 million	$861,400	$2.06 million
Sales returns and allowances:	$291,000	---	---
Gross Margin:	32%	45%	48%
SG&A Expenses:	$2.8 million	$2.4 million	$1.5 million
Net Income:	($3.2 million)	($2.5 million)	($1.1 million)
Net Income per share:	($0.19)	($0.15)	($0.06)
Cash:	$2.8 million	$6.5 million	$2.4 million
Total Current Assets:	$14.1 million	$17.2 million	$11.2 million
Total Current Liabilities:	$4.8 million	$4.5 million	$4.3 million
Notes payable:	$12 million	$12 million	---
Shares Outstanding:	16.8 million	17.2 million	17.2 million

Shares Outstanding (Diluted): 25 million
NOL: $57.5 million
Insider stock ownership (Diluted): 34.8%

Table Game Support Products





VENDINGDATA™
CORPORATION



PokerOne™ Shuffler

PokerOne™ Shuffler- Deliverable 2Q 2005

Market Potential – 8,000 gaming tables worldwide

- *Our plug and play product for specialty games*
- *User adjustable for any type of playing card*
- *DC voltage provides for lower operating temperatures*
- *Untrackable randomness*
- *Highly reliable*

v.1 – Q2'05 Deliverable – GLI/NV Approvals – Removable Weight	
v.2 – Q3'05 Deliverable – GLI Submitted –	Brass Dedoubler Finishing Sensor Mounting Plate Resistor Change
v.3 – Q4 Deliverable -	Single-Deck mode Two-Deck mode Single-Deck Auto Shuffle Green Light Stay v.12 Software Streamer Recess of start/stop button Description of start/stop Solenoid setup option

RandomPlus™ Shuffler

RandomPlus™ Shuffler

Next Generation Random Ejection Shuffler

Market Potential – 41,000 gaming tables worldwide

- ***Retains same basic operating system for card restacking***
- ***New technology increases reliability and lowers maintenance costs***
- ***Meaningful revenue fourth quarter 2005***





Deck Checker ™

Deck Checker™ - Introduced 2003
Automated Playing Card Scanning Machine

Market Potential - up to 5,000 units
serving 41,000 gaming tables worldwide

- ***Recycles cards for use***
- ***Verifies new cards before use***
- ***Certifies cards before destruction***

- *OPTIONAL ACCESSORIES*
- *Card Vaults Numbered Vault Seals*
- *Thermal Paper*



Management



VENDINGDATA™
CORPORATION



Management

Additions Q2 2005

Board of Directors - General Paul Harvey – Corporate Consultant and Proposed Board Member

General Harvey spent 32 years on active duty in the United States Air Force where he held numerous command positions throughout the United States, Europe, Africa and the Middle East. Following retirement, he was the Executive Director of the Mississippi Gaming Commission from 1993 through 1998. Since 1996, General Harvey has served on the Board of Directors of the National Center for Responsible Gaming. He also serves as an Outside Director on the Board of Riviera Holdings Company, Inc., Las Vegas, NV and is Chairman of the Board of VirtGame Corp., headquartered in Las Vegas, NV.

Vincent DiVito – Corporate Consultant and Proposed Board Member

Mr. DiVito is currently Vice President, Chief Financial Officer and Treasurer of a Swiss-based Life Sciences Chemical Company headquartered in Fairlawn, New Jersey. Previously, Mr. DiVito was the Vice President and Chief Financial Officer of Algroup Wheaton, a global pharmaceutical and cosmetics packaging company. Mr. DiVito spent two years on the audit team of Ernst & Whinney (now Ernst & Young). Mr. DiVito is a certified public accountant and certified management accountant. He is also a member of the Board of Directors of the Riviera Hotel in Las Vegas, NV and on the Board of Directors of VirtGame Corporation.

Finance - Arnie Galassi - Financial Consultant and Proposed CFO

Mr. Galassi is a seasoned financial professional with over 20 years of high level international finance and corporate treasury experience. He joined ATT in 1983 and rose to treasury director for Asia Pacific located in Hong Kong. In 1996 he joined Lucent Technologies and established it's treasury operations in Asia Pacific region. He then joined NCR Corporation and was promoted to NCR's director of corporate finance after spending the previous five years living and working in Singapore managing NCR's Finance and Treasury Center (Singapore) and NCR's treasury operations in Amsterdam and London. Most recently, Mr. Galassi is the CFO of VirtGame Corp where he led the financial team through the acquisition of VirtGame by Progressive Gaming International Corp.

Manufacturing - Peter Zee – Manufacturing Consultant and Proposed VP Manufacturing and Engineering

Mr. Zee is bilingual Chinese and has extensive international manufacturing, engineering, sales management, marketing, strategy and planning experience with NCR/ATT. Peter is credited with negotiating the manufacturing JV for NCR with the Chinese government and built and ran a manufacturing plant that produces 10,000 ATM's per year. He retired from NCR in 2004 after 34 years of service.



Management
Additions Q2 2005

Sales - Simon Herbert - Vice President of International Sales.

Mr. Herbert is a 25 year senior gaming industry executive who is credited with building several multi-million dollar operations. Most notably, Mr. Herbert served as CEO of TCS Group. Mr. Herbert will oversee VendingData's international distribution partnerships.

Operations- Tori Abajian – Operations Consultant and Proposed VP Operations
Victoria 'Tori' Abajian has worked on enterprise level projects for over 20 years. As VP of Business Operations at VirtGame Corp., Ms. Abajian reorganized the structure of the Research & Development and Customer Service teams by instituting business processes and methodologies with the objective of moving from a product development to commercialization phase. Ms. Abajian served as the VirtGame project lead through the PGIC/VirtGame assimilation project. At Aristocrat Technologies, Ms. Abajian participated in all phases of testing and implementation of new systems including specifications, analysis, implementation, training, and upgrades. Prior to ATI, Ms. Abajian was selected to initiate a project for the Las Vegas Valley Water District to assess and plan the replacement of their utility billing system. In 1999, Ms. Abajian served 14 departments as the single point of contact on all issues pertaining to Y2K in Clark County, Nevada. Starting in 1983, Ms. Abajian developed a small business providing consulting, and IT services to governmental agencies throughout the US.

Legal Counsel - Daniel Donahue of Preston Gates & Ellis – General Corporate

Mr. Donahue's expertise is in the area of corporate law and corporate finance. Prior to his law practice, Mr. Donahue was a staff attorney for six years with the SEC, three years of which were spent in the SEC's Division of Enforcement and three years in the SEC's Division of Corporation Finance. He is a member of the NASD's Panel of Arbitrators

Anthony Cabot of Lewis and Roca

Mr. Cabot's expertise is in gaming and Internet gaming law. He is the founding member of the International Masters of Gaming Law Association, Co-Editor-in-Chief of the Gaming Law Review and the Founding editor of the Internet Gambling Report V. Mr. Cabot is listed in the 2003-2005 editions of The Best Lawyers in America®, by Woodward/While, Aiken, SC in the categories of Cyberlaw and Gaming Law.

Corporate Milestones - Q2 2005



VENDINGDATA™ CORPORATION



Milestones – Q2 2005
Accomplished

- ***Developed a detailed Business Plan with accountability base business structure – Implemented business systems and process methodologies for R&D, Engineering and manufacturing – create innovator image including an upgrade cycle, improve brand quality, enhance company service reputation, and protect current and future intellectual property.***

- ***Human Capital Improvement – Manufacturing Head, Chief Financial Officer, Operations Head, Sales personnel, Additional Outside Board Members***

- ***Operating Cost Initiatives***

- ***PokerOne™ version II - Nevada Gaming License – Received ; GLI approved in the following jurisdictions: California, Colorado, Connecticut, Illinois, Indiana, Iowa, Kansas, Louisiana, Missouri, New Mexico, North Dakota, Oregon, South Dakota and Washington was received for version I.***

- ***RandomPlus™ - Finalized initial version and submitted to Nevada Gaming and GLI.***

- ***Strategic Relationships***

- ***Shuffle Master Litigation – Reached Settlement on Random Ejection Shuffler Suit filed May 2002***

Corporate Milestones - Q3/Q4 2005





VENDINGDATA™
CORPORATION



Milestones – Q3/Q4 2005

- *Management Transition Complete*
- *Continued Sales Improvements and Operating Cost Initiatives*
- *PokerOne™ version II - awaiting GLI approval. The States of New Jersey Casino Control Commission Approval expected by September 2005*
- *PokerOne™ version III – Debut at G2E*
- *RandomPlus™ - Nevada Gaming Control Board and GLI approval expected by September 2005, with product approval letters requested in the following jurisdictions: Arizona (tribal), Louisiana, California (tribal and non-tribal), Minnesota (tribal), Indiana (non-tribal), Missouri (non-tribal), Iowa*
- *Additional Strategic Relationships*
- *Shuffle Master PokerOne™ Litigation* –- Markman Hearing Results, Aug 16 - Close of Discovery,

  The case will likely be scheduled for trial in 2006

Summary





VENDINGDATA™
CORPORATION



Summary

- New Management with a Mission and a Sense of Urgency
- Strong growth opportunities – Effective Products and IP
- Low Cost Operations - Margin expansion opportunities
- Distribution Partnerships
- Execution

THANK YOU

For more information, visit our web site at WWW.VENDINGDATA.COM





VENDINGDATA™
CORPORATION